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                                                                 EXHIBIT 23.2.2


                  [HALPIN - ANTONY - OWEN - MAYER LETTERHEAD]


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 1998 on the financial statements included in the Prospectus filed as part of Amendment No. 1 (dated October 22, 1998) to the registration statement on Form SB-2 of FutureLink Distribution Corp., a Colorado corporation.


                                            /s/ HALPIN ANTONY OWEN MAYER

                                            Chartered Accountants


Calgary, Canada
October 22, 1998